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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 18, 2001


                     Philadelphia Consolidated Holding Corp.
               (Exact Name of Registrant as Specified in Charter)



     Pennsylvania                   0-22280             23-2202671
(State or Other Jurisdiction       (Commission         (IRS Employer'
   of Incorporation)                File Number)      Identification No.)



     One Bala Plaza, Suite 100, Bala Cynwyd, PA             19004
     (Address of Principal Executive Offices)           (Zip Code)



       Registrant's telephone number, including area code: (610) 617-7900
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ITEM 5.     OTHER EVENTS.

The Registrant is filing this Current Report on Form 8-K solely for the purpose of providing the supplementary data set forth in the Exhibit listed in Item 7(c) below.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit 99.1 Supplementary Financial Data:

            - Summary Segment Totals - for the six months ended June 30, 2001 and 2000.

            - Summary Segment Totals - for the second quarter ended June 30, 2001 and 2000.

            - Additional Supplemental Information - for the six and three months ended June 30, 2001 and 2000.


                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Philadelphia Consolidated Holding Corp.
                            ----------------------------------------
                            (Registrant)

Dated: July 20, 2001            By:  /s/ Craig P. Keller
                                     -------------------------------------------
                                     Craig P. Keller
                                     Senior Vice President, Secretary, Treasurer
                                     and Chief Financial Officer

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EXHIBIT INDEX

Exhibit    Description                                         Method of Filing
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
 99.1      Supplementary Financial Data dated July 18, 2001    Filed electronically herewith.